     As filed with the Securities and Exchange Commission on January 15, 2003

                                  SCHEDULE 14A

                     Information required in Proxy Statement
                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only

         (as permitted by Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to `SS'240.14a-11(c)
          or `SS'240.14a-12

                    CREDIT SUISSE HIGH YIELD BOND FUND
                 (Name of Registrant as Specified In Its Charter)
                                 Not Applicable
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
[   ]   (1)      Title of each class of securities to which transaction applies:
[   ]   (2)      Aggregate number of securities to which transaction applies:
[   ]   (3)      Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11(set forth the
                 amount on which the filing fee is calculated and state how it was determined):
[   ]   (4)      Proposed maximum aggregate value of transaction:
[   ]   (5)      Total fee paid:
[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing Party:
        (4)     Date Filed:

                       CREDIT SUISSE HIGH YIELD BOND FUND
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 293-1232

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 20, 2003

                              -------------------

TO OUR SHAREHOLDERS:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the Credit Suisse High Yield Bond Fund (the "Fund") will be held on February 20, 2003, at 2:00 p.m. at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, for the following purposes:

    1.  To elect one Trustee of the Fund (Proposal Number 1); and

    2. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

    These items are discussed in greater detail in the attached Proxy Statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE FUND'S NOMINEE.

    Only shareholders of record at the close of business on December 20, 2002 are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

    This notice and related proxy material are first being mailed on or about January 15, 2003.

                                          By Order of the Board of Trustees

                                                  /s/ Michael Pignataro
                                                    MICHAEL PIGNATARO
                                                        SECRETARY

Dated: January 15, 2003

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING PROOF OF YOUR OWNERSHIP IF YOU WISH TO ATTEND THE MEETING IN PERSON.

                      [This page intentionally left blank]

                       CREDIT SUISSE HIGH YIELD BOND FUND
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 293-1232
                              -------------------

                                PROXY STATEMENT
                               -----------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the "Board of Trustees") of the Credit Suisse High Yield Bond Fund (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on February 20, 2003, at 2:00 p.m. at the offices of the Fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017 and any adjournments thereof. The purpose of the Meeting and the proposal to be voted on are set forth in the accompanying Notice of Annual Meeting of Shareholders.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, shares will be voted for the Fund's nominee. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-293-1232.

    The presence in person or by proxy of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which could have been transacted at the original Meeting.

    The close of business on December 20, 2002 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement and form of proxy will be mailed to shareholders on or about January 15, 2003. On December 20, 2002, 51,627,260.599 shares were outstanding and entitled to vote at the Meeting.

                               PROPOSAL NUMBER 1
                ELECTION OF ONE TRUSTEE TO THE BOARD OF TRUSTEES

    The first and only proposal to be considered at the Meeting is the election of one Trustee to the Board of Trustees of the Fund. Pursuant to the Fund's Agreement and Declaration of Trust, the Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of one class will expire. James S. Pasman, Jr. is being nominated to serve as a Class I Trustee for a three-year term to expire at the Fund's 2006 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Lawrence J. Fox is the Class II Trustee whose term will expire at the Fund's 2004 Annual Meeting of Shareholders. Enrique R. Arzac is a Class III Trustee whose term will expire at the Fund's 2005 Annual Meeting of Shareholders.

    The nominee for election is recommended by the Board and was selected and nominated by those members of the Board of the Fund who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

    As a nominee for election to the Board of Trustees of the Fund, Mr. Pasman has consented to be named in this Proxy Statement and to serve as a Trustee if elected. The Board of Trustees has no reason to believe that Mr. Pasman will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Trustees may recommend.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, trustees whose terms of office continue beyond the Meeting, and the officers of the Fund. The current term of office of each of the Fund's officers expires at the Board of Trustees meeting next following the Meeting. As of December 20, 2002, the executive officers and Trustees of the Fund, as a group, beneficially owned less than 1% of the Fund.

                                    TRUSTEES

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                                                                                               FUND               OTHER
                             POSITION(S)       TERM OF OFFICE           PRINCIPAL             COMPLEX         DIRECTORSHIPS
                              HELD WITH        AND LENGTH OF       OCCUPATION(S) DURING     OVERSEEN BY          HELD BY
  NAME, ADDRESS, AND AGE         FUND           TIME SERVED            PAST 5 YEARS           TRUSTEE            TRUSTEE
---------------------------  ------------  ----------------------  --------------------  -----------------  -----------------
NON-INTERESTED TRUSTEES:

Lawrence J. Fox ...........  Trustee       Since 2001; current     Partner of Drinker            3          None.
 One Logan Square                          term ends at the 2004   Biddle & Reath
 18th & Cherry Streets                     annual meeting.         (since 1976);
 Philadelphia, PA                                                  Managing Partner of
 19103                                                             Drinker Biddle &
 Age: 58                                                           Reath (1991-1998).
                                                                   Director of other
                                                                   CSAM-advised
                                                                   investment
                                                                   companies.

James S. Pasman, Jr. ......  Trustee       Since 2001; current     Currently retired;           56          None.
 c/o CSAM                                  term ends at the 2003   Director of
 466 Lexington Avenue                      annual meeting.         Education Management
 New York, NY 10017                                                Corp.
 Age: 71

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                                                                                               FUND               OTHER
                             POSITION(S)       TERM OF OFFICE           PRINCIPAL             COMPLEX         DIRECTORSHIPS
                              HELD WITH        AND LENGTH OF       OCCUPATION(S) DURING     OVERSEEN BY          HELD BY
  NAME, ADDRESS, AND AGE         FUND           TIME SERVED            PAST 5 YEARS           TRUSTEE            TRUSTEE
---------------------------  ------------  ----------------------  --------------------  -----------------  -----------------
Enrique R. Arzac ..........  Trustee       Since 2001; current     Professor of Finance          8          Director of The
 c/o CSAM                                  term ends at the 2005   and Economics,                           Adams Express
 466 Lexington Avenue                      annual meeting.         Graduate School of                       Company (a
 New York, NY 10027                                                Business, Columbia                       closed-end
 Age: 61                                                           University                               investment
                                                                   (1971-present).                          company);
                                                                                                            Director of
                                                                                                            Petroleum and
                                                                                                            Resources
                                                                                                            Corporation (a
                                                                                                            closed-end
                                                                                                            investment
                                                                                                            company).

INTERESTED TRUSTEES:

None

                                   OFFICERS:

                                                                                                PRINCIPAL
                                     POSITION(S)                                              OCCUPATION(S)
                                      HELD WITH             LENGTH OF TIME                        DURING
      NAME, ADDRESS, AND AGE             FUND                   SERVED                         PAST 5 YEARS
-----------------------------------  ------------  --------------------------------  --------------------------------
Laurence Smith ....................  Interim                  Since 2002             Global Chief Investment Officer
  c/o CSAM                           Chief                                           and Managing Director of CSAM
  466 Lexington Avenue               Executive                                       (6/99-present); Managing
  New York, NY 10017                 Officer                                         Director of J.P. Morgan
  Age: 44                                                                            Investment Management
                                                                                     (1981-1999).

Richard J. Lindquist ..............  Chief                    Since 2001             Managing Director of CSAM
  c/o CSAM                           Investment                                      (7/89-present).
  466 Lexington Avenue               Officer
  New York, NY 10017
  Age: 42

Hal Liebes                           Senior Vice              Since 2001             Global General Counsel of CSAM
  c/o CSAM                           President                                       (7/02-present); Managing
  466 Lexington Avenue                                                               Director and General Counsel of
  New York, NY 10017                                                                 CSAM (12/99-present); Director
  Age: 38                                                                            and General Counsel of CSAM
                                                                                     (3/97-12/99).

Michael A. Pignataro ..............  Chief                    Since 2000             Director of CSAM (1/01-present);
  c/o CSAM 466 Lexington Avenue      Financial                                       Vice President of CSAM
  New York, NY 10017                 Officer and                                     (12/95-12/00).
  Age: 43                            Secretary

    Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Investment Companies (as defined below) beneficially owned by each trustee as of October 31, 2002.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL FUNDS OVERSEEN BY
                                DOLLAR RANGE OF EQUITY SECURITIES       TRUSTEE IN CSAM FAMILY OF
NAME OF TRUSTEE                          IN THE FUND*(1)               INVESTMENT COMPANIES*(1)(2)
------------------------------  ---------------------------------  -----------------------------------
Enrique R. Arzac .............            C                                      E
Lawrence J. Fox ..............            C                                      E
James S. Pasman, Jr. .........            B                                      D

---------------------

*   Key to Dollar Ranges

A. None

B.  $1 -- $10,000

C.  $10,001 -- $50,000

D. $50,001 -- $100,000

E.  over $100,000

(1) This information has been furnished by each trustee as of October 31, 2002. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2) "CSAM Family of Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

    As of October 31, 2002, none of the non-interested nominees for election to the Board, the non-interested trustees or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

    There were four regular meetings of the Board of Trustees of the Fund held during the fiscal year ended October 31, 2002. Each trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a trustee. Aggregate fees and expenses paid to the Board of Trustees for the fiscal year ended October 31, 2002 were $51,500 for the Fund.

    The Board of Trustees has an Audit Committee, whose report appears below. The Audit Committee met two times during the fiscal year ended October 31, 2002. The Board of Trustees has determined that all members of the Audit Committee, who are listed at the end of the report, are "independent," as required by applicable listing standards of the New York Stock Exchange.

REPORT OF THE AUDIT COMMITTEE

    Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2002. The Audit Committee has also met with the Fund's independent public accountants, PricewaterhouseCoopers LLP ("PwC") and discussed with them certain matters required under SAS 61 including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board

Standard No. 1. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2002 Annual Report to Shareholders for the fiscal year ended October 31, 2002 and be mailed to shareholders and filed with the Securities and Exchange Commission.

                                            The Audit Committee
                                            -------------------
                                            Enrique R. Arzac
                                            Lawrence J. Fox
                                            James S. Pasman, Jr.

    The Fund's Nominating Committee consists of all the Trustees who are non-interested. The Nominating Committee met once during the Fund's most recent fiscal year to approve the nomination of James S. Pasman, Jr. The Fund does not currently have a compensation committee. The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended October 31, 2002. No persons (other than the Trustees who are not "interested" within the meaning of the 1940 Act, as set forth below) currently receive compensation from the Fund for acting as a Trustee or Officer. Trustees and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Trustees receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE
                                    FOR THE
                       FISCAL YEAR ENDED OCTOBER 31, 2002

                                                           TOTAL COMPENSATION
                                AGGREGATE COMPENSATION     FROM FUND AND FUND
 NAME OF PERSON AND POSITION        FROM THE FUND       COMPLEX PAID TO TRUSTEES*
 ---------------------------        -------------       -------------------------
FORMER TRUSTEES
James McCaughan** ............               0                           0

CURRENT TRUSTEES
Enrique Arzac ................         $16,500                 $    82,500
Lawrence Fox .................          17,500                      42,000
James Pasman .................          17,500                  138,599.50

-------------------

* 62 funds comprise the Fund complex. See the "Trustees" table for the number of funds each Trustee serves.

** The Former Trustee resigned prior to March 31, 2002.

REQUIRED VOTE

    In the election of a Trustee of the Fund, the candidate receiving a plurality of votes cast at the Meeting in person or by proxy without regard to class, if a quorum is present, will be elected.

    THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE SET FORTH IN PROPOSAL NUMBER 1.

                       SELECTION OF INDEPENDENT AUDITORS

    At a meeting held on November 13, 2002, a majority of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) selected PwC as independent auditors for the Fund for the fiscal year ending October 31, 2003. PwC has advised the Fund that, to the best of its knowledge and belief, as of the record date, no PwC professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of PwC will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

    The Board's policy regarding engaging independent auditors' service is that the Board may engage the Fund's principal independent auditors to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Board of Trustees also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent auditors. The Audit Committee has considered whether the provision of services, described below under Financial Information Systems Design and Implementation Fees and All Other Fees, is compatible with maintaining the principal accountant's independence.

    The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended October 31, 2002.

                                   FUND      CSAM AND AFFILIATES
                                   ----      -------------------
Audit Fees....................    $26,000          $      0
Financial Information Systems
Design and Implementation
Fees..........................    $     0          $      0
All Other Fees                    $17,500          $237,200

                               SERVICE PROVIDERS

    CSAM, 466 Lexington Avenue, New York, New York 10017, is the investment adviser of the Fund. State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110 provides administration services to the Fund.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at the Fund's Annual Meeting of Shareholders in 2004 must be received by the Fund on or before October 23, 2003 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

    In no event does the mere submission of a proposal by a shareholder guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of December 20, 2002, no shareholder held 5% or more of the Fund's shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP PREPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's securities, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended October 31, 2002, the following required reports set forth below were filed late or not filed with respect to the officers of the Fund:

    Hal Liebes: A Form 3 was not timely filed to report his appointment as Senior Vice President of the Fund on July 27, 2001. A Form 5 was filed on December 13, 2002 to report this event.

    Richard Lindquist: A Form 3 was not timely filed to report his appointment as President and Chief Investment Officer of the Fund on July 27, 2001. A
Form 5 was filed on December 13, 2002 to report this event.

                        BROKER NON-VOTES AND ABSTENTIONS

    A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or that represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares present, but that have not voted, for the purpose of determining a quorum for the transacting of business. Under Delaware law, abstentions and broker non-votes do not constitute a vote "FOR" or "AGAINST" a matter. The election of Trustees (Proposal Number 1) requires that the successful candidate receive a plurality of votes cast at the Meeting; therefore, abstentions will be disregarded.

    CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    The Fund will furnish, without charge, a copy of the most recent annual report to shareholders of the Fund. Copies of the report may be obtained by contacting the Fund in writing at the address on the cover page of this proxy statement or by calling the Fund at the toll-free number listed on the cover page of this proxy statement.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

1786-PS-2/03

                                      PROXY

                       CREDIT SUISSE HIGH YIELD BOND FUND

           This Proxy is Solicited on Behalf of the Board of Trustees


               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 20, 2003

     The undersigned hereby appoints each of Hal Liebes and Michael A. Pignataro, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse High Yield Bond Fund (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on February 20, 2003 at 2:00 p.m., Eastern time.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

   _____________________________SEE REVERSE SIDE_____________________________

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 [ X ]  Please mark votes as in this example.

     This proxy, if properly executed, will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the nominee in Proposal 1.

1.   Election of Trustee

      Nominee:         (01)       James S. Pasman, Jr.


      FOR NOMINEE    [   ]                      [   ]   WITHHOLD FROM NOMINEE

2. The proxies are authorized to vote upon such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

     MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT [ ]

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

     NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ____________________________  Date ___________________
Signature: ____________________________  Date ___________________